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                                   Exhibit 23
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               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



      As independent certified public accountants, we hereby consent to the use of our report dated June 8, 2001, on the consolidated financial statements of Lucille Farms, Inc. and subsidiaries as at March 31, 2001 and for the year then ended included in, or incorporated by reference in Registration Statement No. 33-90420 on Form S-3 and the related Prospectus.

                                              /s/Citrin Cooperman & Company, LLP
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                                              CITRIN COOPERMAN & COMPANY, LLP

June 26, 2001
New York, New York